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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8 - K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): OCTOBER 5, 1998



                          VERITAS SOFTWARE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             000-22712                                    94-2823068
     (Commission File Number)                            (IRS Employer
                                                       Identification No.)


1600 PLYMOUTH STREET, MOUNTAIN VIEW, CALIFORNIA                94043
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  (Address of Principal Executive Offices)                  (Zip Code)



                                 (650) 335-8000
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5:  OTHER EVENTS.

                  On October 5, 1998, VERITAS Software Corporation, a Delaware corporation ("VERITAS") entered into an Agreement and Plan of Reorganization (the "Plan") with VERITAS Holding Corporation, a Delaware corporation ("Newco"), Seagate Technology, Inc., a Delaware corporation ("STI"), Seagate Software, Inc., a Delaware corporation and majority owned subsidiary of STI ("SSI") and Seagate Software Network & Storage Management Group, Inc., a Delaware corporation and wholly owned subsidiary of SSI ("NSMG"), which provides for (i) the merger of a wholly owned subsidiary of Newco with and into VERITAS and the assumption and conversion of all outstanding VERITAS securities, on a share for share basis, into Newco securities having identical rights, preferences and privileges, including convertible debentures of VERITAS which will become convertible into Common Stock of Newco on the same basis as they are currently convertible into VERITAS Common Stock (the "Merger"), and (ii) the contribution by SSI, STI and certain of their subsidiaries to Newco of (a) the outstanding stock of NSMG and certain other subsidiaries of SSI and STI, and (b) those assets used primarily in the network storage management business of SSI (the "NSMG Business"), in consideration for the issuance of shares of Common Stock of Newco to SSI and the offer by Newco to grant options to purchase Common Stock of Newco to certain SSI employees who become employees of Newco or its subsidiaries in exchange for cancellation by such employees of their respective options to purchase Common Stock of SSI (the "Seagate Transaction"). As part of the Seagate Transaction, Newco will also assume certain liabilities of the NSMG Business. The Merger is structured to qualify as a "tax-free" reorganization and the Seagate Transaction is structured to qualify as a "tax-free" exchange for federal income tax purposes. The Seagate Transaction will be accounted for as a "purchase" transaction and Newco, as a result, will incur substantial charges relating to the amortization of goodwill and other intangible assets or other charges.

                  The NSMG Business is focused on the development, marketing and sale of network and storage management software products that enable IT professionals within an enterprise to manage distributed network resources and to secure and protect enterprise data. Such products include features such as system backup, disaster recovery, migration, replication, automated client protection, storage resource management, scheduling, event correlation and desktop management.

                  Upon consummation of the Seagate Transaction, Newco shall issue a number of shares of Common Stock to SSI equal to approximately 40% of the fully diluted Common Stock equivalent equity interests in Newco (assuming conversion of all convertible securities, including the VERITAS convertible debentures, and exercise of all assumed options and warrants) less that number of shares of Newco Common Stock issuable upon exercise of Newco options issued to SSI employees in exchange for their outstanding options to purchase shares of SSI Common Stock. Upon consummation of the Merger, the former security holders of VERITAS will be issued Newco securities representing approximately 60% of the fully diluted Common Stock equivalent equity interests in Newco.

                  The Merger and the Seagate Transaction are subject to a number of conditions, including but not limited to the effectiveness of a Registration Statement on Form S-4 to be filed by Newco with the Securities and Exchange Commission, approval by the stockholders of



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VERITAS and SSI, the expiration or termination of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other customary closing conditions.

                  Newco intends to file a Registration Statement on Form S-4 with respect to the shares of Common Stock issuable by Newco in the Merger and in the Seagate Transaction and with respect to the options issuable by Newco in exchange for the cancellation of the SSI options held by certain SSI employees. Upon effectiveness of such registration statement, such shares of Common Stock will be available for resale in the public market. Newco also intends to file a Registration Statement on Form S-8 with respect to the assumed options of VERITAS in the Merger and the Newco options issued in exchange for cancellation of the SSI options held by SSI employees in the Seagate Transaction. Upon such filing, any shares of Common Stock subject to options which are exercisable will be available for resale in the public market.

                  Certain affiliates of VERITAS, holding an aggregate of approximately 19% of the outstanding Common Stock of VERITAS, have entered into a Voting Agreement with SSI agreeing to vote in favor of the Merger at any meeting of the stockholders of VERITAS held for such purpose.

                  Contemporaneously with the execution of the Plan, Newco and VERITAS entered into a Development and License Agreement with STI (the "Development Agreement") which will become effective upon the closing of the Plan. The Development Agreement provides for the grant of a non-exclusive worldwide license of VERITAS software products, including the software products of the NSMG Business, to STI, for internal use, modification and preparation of derivative works by STI and for distribution by STI to end-users and distributors, subject to certain limitations, and further provides for co-operative marketing efforts by the parties. STI will pay royalties to VERITAS with respect to the distribution of such products. The Development Agreement further provides for the development by VERITAS of new products or technologies, additional features or enhancements to the VERITAS software products requested by STI. The initial term of the Development Agreement is ten years, with automatic renewal of such agreement on an annual basis thereafter absent notice of termination from either party.

                  In addition, Newco and VERITAS entered into a Cross-License and OEM Agreement (the "Cross-License Agreement") with Seagate Software Information and Management Group, Inc., a subsidiary of SSI ("IMG"), which shall become effective upon the closing of the Plan, which provides for the grant of a non-exclusive worldwide license of VERITAS software products, including the NSMG Business products, to IMG for internal use, modification and preparation of derivative works by IMG and for distribution by IMG to end-users and distributors, subject to certain limitations. IMG will pay royalties to VERITAS with respect to the distribution of certain of such products. IMG will also license a restricted version of IMG's Crystal Reports software product to VERITAS on a royalty-free basis for distribution when bundled with, or incorporated into, a product of the NSMG Business. The Cross-License Agreement further provides for the development by VERITAS of new products or technologies, additional features or enhancements to the VERITAS software products requested by IMG. The initial term of the Cross-License Agreement is three years, with automatic renewal of such agreement on an annual basis thereafter absent notice of termination from either party.



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                  Upon closing of the Plan, it is anticipated that Newco will enter into the following definitive agreements:

                  (i) employment agreements with certain key employees of VERITAS and certain key SSI employees involved in the NSMG Business who have agreed to become employed by Newco;

                  (ii) a registration rights agreement with SSI providing for certain registration rights of SSI with respect to the Newco Common Stock issued to SSI in the Seagate Transaction;

                  (iii) a stockholder agreement with SSI and STI providing for
                        (a) restrictions on the transfer of Newco Common Stock by SSI, (b) provisions relating to the purchase of additional shares of Newco Common Stock by SSI and STI,
                        (c) restrictions on the voting rights of SSI, and (d) nomination by STI of representatives to be elected to Newco's Board of Directors; and

                  (iv) a Transition Services and Facilities Use Agreement with SSI and STI under which certain services will be provided to Newco with respect to the transition of the NSMG Business.

         Available Information. Statements made in this current report on Form 8-K concerning the contents of any contract or other document are not necessarily complete. With respect to each contract or other document filed as an exhibit hereto, reference is hereby made to that document for a more complete description of the matter involved and each such statement is hereby qualified in its entirety by such reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed herewith:

         2.01 Agreement and Plan of Reorganization dated as of October 5, 1998 by and among VERITAS Holding Corporation, VERITAS Software Corporation, Seagate Technology, Inc., Seagate Software, Inc. and Seagate Software Network & Storage Management Group, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VERITAS SOFTWARE CORPORATION



Date:  October 19, 1998                By /s/ Jay A. Jones
                                         ---------------------------------------
                                         Jay A. Jones
                                         Vice President and General Counsel



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                                INDEX TO EXHIBITS


Exhibit
Number                          Description
------                          -----------
2.01              Agreement and Plan of Reorganization dated as of October 5,
                  1998 by and among VERITAS Holding Corporation, VERITAS
                  Software Corporation, Seagate Technology, Inc., Seagate
                  Software, Inc. and Seagate Software Network & Storage
                  Management Group, Inc.